UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2014

LITHIUM EXPLORATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-175883	06-1781911
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3200 N. Hayden Road, Suite 235, Scottsdale, Arizona 85251
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (480) 641-4790

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

Loan Agreement with JSJ Investments Inc.

On February 23, 2014, we entered into a securities purchase agreement with JSJ Investments Inc., pursuant to which JSJ Investments agreed to provide our company with an aggregate investment of $100,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On February 27, 2014, JSJ Investments funded an aggregate investment of $100,000 to us. Therefore, we issued JSJ Investments a convertible promissory note with 12% interest due August 27, 2014 and convertible into common shares on a cashless basis at a price of the lower of 50% of the average of the three lowest bids on the 20 trading days before February 27, 2014 or of a notice to convert during the twenty trading days preceding the delivery of any related conversion notice.

In addition, we issued warrants to purchase an aggregate of 1,111,111 common shares of our company to Vista Capital in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of approximately $0.09 and expire after a term of five years. In the case that after six months there is no registration statement available for the resale of our common shares from exercising of these warrants, the warrants may be exercised on a cashless basis at a price as set out in the warrant.

Loan Agreement with Centaurian Fund

On February 27, 2014, we entered into a securities purchase agreement with Centaurian Fund, pursuant to which Centaurian agreed to provide our company with an aggregate investment of $50,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On February 27, 2014, Centaurian funded an aggregate investment of $50,000 to us. Therefore, we issued Centaurian a convertible promissory note with 15% interest due August 27, 2014 and convertible into common shares on a cashless basis at a price of the lower of 50% of the average of the three lowest bids on the 20 trading days before February 27, 2014 or of a notice to convert during the 20 trading days preceding the delivery of any related conversion notice.

In addition, we issued warrants to purchase an aggregate of 5,156,250 common shares of our company to Vista Capital in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.06 and expire after a term of six months. In the case that our common share closing price is greater than $0.06 per share for two days, the warrants may be exercised on a cashless basis at a price pursuant to the warrant.

Loan Agreement with LG Capital Funding, LLC

On February 27, 2014, we entered into a securities purchase agreement with LG Capital Funding, LLC, pursuant to which LG Capital agreed to provide our company with an aggregate investment of $75,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On February 27, 2014, LG Capital funded an aggregate investment of $75,000 to us. Therefore, we issued LG Capital a convertible promissory note with 10% interest due February 27, 2015 and convertible into common shares on a cashless basis at a price of 50% of the lowest closing bid price of our common shares during the prior 20 trading days including the delivery of any related conversion notice.

Loan Agreement with St. George Investments LLC

On February 28, 2014, we entered into a securities purchase agreement with St. George Investments LLC, pursuant to which St. George Investments agreed to provide our company with an aggregate investment of $100,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On February 28, 2014, St. George Investments funded an aggregate investment of $100,000 to us. Therefore, we issued St. George Investments a convertible promissory note of $125,500 including 15% prepaid interest due August 28, 2015 and convertible into common shares on a cashless basis at a price of 50% of the lower of lowest closing bid price of our common shares during the prior 20 trading days prior to 1) the date of the purchase agreement or 2) the day of the notice for conversion.

In addition, we issued an aggregate of $100,000 warrants to St. George Investments in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.0675 and expire after a term of five years.

Loan Agreement with Vista Capital Investments, LLC

On February 28, 2014, we entered into a securities purchase agreement with Vista Capital Investments, LLC, pursuant to which Vista Capital agreed to provide our company with an aggregate investment of $100,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On February 28, 2014, Vista Capital funded an aggregate investment of $100,000 to us. Therefore, we issued Vista Capital a convertible promissory note of $110,000 with 12% interest due September 1, 2014 and convertible into common shares on a cashless basis at a price of the lesser of $0.075% or 50% of the lowest bid price of our common shares during the prior 25 consecutive trading days prior the delivery of any related conversion notice.

In addition, we issued warrants to purchase an aggregate of 10,312,500 common shares of our company to Vista Capital in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.06 and expire after a term of six months. In the case that our common share closing price is greater than $0.06 per share for two days, the warrants may be exercised on a cashless basis at a price pursuant to the warrant.

Loan Agreement with Union Capital, LLC

On March 3, 2014, we entered into a securities purchase agreement with Union Capital, LLC, pursuant to which Union agreed to provide our company with an aggregate investment of $100,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On March 3, 2014, Union funded an aggregate investment of $50,000 to us. Therefore, we issued Union a convertible promissory note of $50,000 with 10% interest due March 5, 2015 and convertible into common shares on a cashless basis at a price per share of 50% of the lowest closing bid price of our common shares during the prior 20 trading days including the delivery of any related conversion notice.

In addition, we issued warrants to purchase an aggregate of 941,619 common shares of our company to Union in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.0531 and expire after a term of five years. In the case that after six months there is no registration statement available for the resale of our common shares from exercising of these warrants, the warrants may be exercised on a cashless basis at a price as set out in the warrant.

Loan Agreement with Iconic Holdings, LLC

On March 3, 2014, we entered into a securities purchase agreement with Iconic Holdings, LLC, pursuant to which Iconic agreed to provide our company with an aggregate investment of $100,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On March 3, 2014, Iconic funded an aggregate investment of $100,000 to us. Therefore, we issued Iconic a convertible promissory note of $100,000 with 12% interest due September 3, 2014 and convertible into common shares on a cashless basis at a price of 50% of the lower of lowest closing bid price of our common shares during the prior 20 trading days prior to 1) the date of the purchase agreement or 2) the day of the notice for conversion.

In addition, we issued an aggregate of $100,000 warrants to Iconic in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.05 and expire after a term of three years.

Loan Agreement with Adar Bays, LLC

On March 3, 2014, we entered into a securities purchase agreement with Adar Bays, LLC, pursuant to which Adar agreed to provide our company with an aggregate investment of $50,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On March 4, 2014, Adar funded an aggregate investment of $50,000 to us. Therefore, we issued Adar a convertible promissory note of $50,000 with 10% interest due March 4, 2015 and convertible into common shares on a cashless basis at a price per share of 50% of the lowest closing bid price of our common shares during the prior 20 trading days including the delivery of any related conversion notice.

In addition on March 4, 2014, we issued an aggregate of 941,619 warrants to Adar in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.0531 and expire after a term of five years.

Loan Agreement with Black Mountain Equities, Inc.

On March 3, 2014, we entered into a securities purchase agreement with Black Mountain Equities, Inc., pursuant to which Black Mountain agreed to provide our company with an aggregate investment of $100,000 in consideration of our issuance of original issue discount convertible promissory notes and common share purchase warrants.

On March 3, 2014, Black Mountain funded an aggregate investment of $100,000 to us. Therefore, we issued Black Mountain a convertible promissory note of $115,000 with 15% prepaid interest due April 1, 2015 and convertible into common shares on a cashless basis at the lesser price per share of $0.06 or 50% of the lowest trade price of our common shares during the prior 20 trading days immediately preceding the delivery of any related conversion notice.

In addition on March 3, 2014, we issued an aggregate of 1,666,666 warrants to Black Mountain in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.06 and expire after a term of five years. In the case that our common share closing price is greater than $0.06 per share for two days, the warrants may be exercised on a cashless basis at a price pursuant to the warrant.

Loan Agreement with 514742 B.C. Ltd.

On March 3, 2014, we entered into a securities purchase agreement with Alta Disposal Ltd., our wholly-owned subsidiary, and 514742 B.C. Ltd., pursuant to which 514742 B.C. agreed to provide Alta Disposal with an aggregate investment of $330,000 in consideration of our issuance of secured promissory notes and common share purchase warrants.

On March 3, 2014, 514742 B.C. funded an aggregate investment of CAD$333,000 to Alta Disposal. Therefore, Alta Disposal issued 514742 B.C. a secured promissory note of Alta Disposal $333,000 with 20% interest due June 1, 2015. The note is secured by all present and after acquired property of Alta Disposal.

In addition on March 3, 2014, we issued an aggregate of 2,200,000 warrants to 514742 B.C. in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.05 and expire after a term of three years. In the case that after six months there is no registration statement available for the resale of our common shares from exercising of these warrants, the warrants may be exercised on a cashless basis at a price as set out in the warrant.

Loan Agreement with JDF Capital, Inc.

On March 3, 2014, we entered into a securities purchase agreement with JDF Capital, Inc., pursuant to which JDF Capital agreed to provide us with an aggregate investment of $220,000 in consideration of our issuance of convertible promissory notes and common share purchase warrants.

On March 3, 2014, JDF Capital funded an aggregate investment of $200,000 to us. Therefore, we issued JDF Capital an original issue discount 10% convertible promissory note of $220,000 due September 3, 2014 and convertible into common shares on a cashless basis at a price per share of 50% of the lower of lowest closing bid price of our common shares during the prior 20 trading days prior to 1) the date of the purchase agreement or 2) the day of the notice for conversion.

In addition on March 3, 2014, we issued an aggregate of 4,000,000 warrants to JDF Capital in consideration for purchasing the note. Subject to adjustments, these warrants are convertible into common shares at a price of $0.05 and expire after a term of three years. In the case that after six months there is no registration statement available for the resale of our common shares from exercising of these warrants, the warrants may be exercised on a cashless basis at a price as set out in the warrant.

We issued the warrants in reliance on the exemption from registration for accredited investors contained in Rule 506 of Regulation D of the Securities Act of 1933.

Tero Oilfield Services Ltd. Acquisition by Our Company

On August 20, 2013, the Company entered into a letter of intent with Tero Oilfield Services Ltd., a private company, pursuant to which Tero agreed to sell to 75% of the issued and outstanding common shares of Tero to our company in exchange for an aggregate of $1,500,000,

On March 1, 2014, Alta Disposal Ltd., our wholly-owned subsidiary, entered into a share purchase agreement with Tero and Garry Hofmann, the sole shareholder of Tero. Pursuant to the agreement, Mr. Hofmann agreed to sell and we agreed to purchase 50% of the issued and outstanding common shares of Tero in exchange for an aggregate of CAD$1,000,000. As part of the share purchase by Alta Disposal, on February 22, 2014, Tero declared a dividend in the amount of $307,104, payable to Mr. Hofmann by way of a promissory note.

Additionally, Alta Disposal, Tero and Mr. Hofmann entered into an option agreement entitling Alta Disposal to purchase up to an additional 25% of the issued and outstanding common shares of Tero from Mr. Hofmann exercisable at a price of $500,000 for a period of one year.

Lastly, Alta Disposal, Tero and Mr. Hofmann entered into a shareholders’ agreement concerning any potential financing by the shareholders of Tero for the benefit of Tero’s operations. This agreement provides that the shareholders of Tero, Alta Disposal and Mr. Hofmann, may by unanimous resolution advance to the Tero upon demand by Tero such funds as may be determined specified by unanimous resolution, subject to the agreement.

Tero was a family owned waste disposal company. The waste disposal facility has been under the same ownership since it began operations in 1997. In 2002, Tero successfully reclassified the original Class II well to a Class IB disposal well and expanded the capabilities of the facility to handle solid waste disposal. The facility is located near Wardlow, Alberta and is right in the heart of the areas oil and gas producers. The nearest competing commercial disposal companies are 75 kilometers away which presents Tero’s facility with a large geographical advantage.

Item 9.01	Financial Statements and Exhibits

10.1	Securities Purchase Agreement dated as of February 23, 2014 between our company and JSJ Investments Inc.

10.2	Form of Convertible Promissory Note between our company and JSJ Investments Inc.

10.3	Form of Common Stock Purchase Warrant between our company and JSJ Investments Inc.

10.4	Securities Purchase Agreement dated as of February 27, 2014 between our company and Centaurian Fund.

10.5	Form of Convertible Promissory Note between our company and Centaurian Fund.

10.6	Form of Common Stock Purchase Warrant between our company and Centaurian Fund.

10.7	Securities Purchase Agreement dated as of February 27, 2014 between our company and LG Capital Funding, LLC.

10.8	Form of Convertible Promissory Note between our company and LG Capital Funding, LLC.

10.9	Securities Purchase Agreement dated as of February 28, 2014 between our company and St. George Investments LLC.

10.10	Form of Convertible Promissory Note between our company and St. George Investments LLC.

10.11	Form of Common Stock Purchase Warrant between our company and St. George Investments LLC.

10.12	Securities Purchase Agreement dated as of February 28, 2014 between our company and Vista Capital Investments, LLC.

10.13	Form of Convertible Promissory Note between our company and Vista Capital Investments, LLC.

10.14	Form of Common Stock Purchase Warrant between our company and Vista Capital Investments, LLC.

10.15	Securities Purchase Agreement dated as of March 3, 2014 between our company and Union Capital, LLC.

10.16	Form of Convertible Promissory Note between our company and Union Capital, LLC.

10.17	Form of Common Stock Purchase Warrant between our company and Union Capital, LLC.

10.18	Securities Purchase Agreement dated as of March 3, 2014 between our company and Iconic Holdings, LLC.

10.19	Form of Convertible Promissory Note between our company and Iconic Holdings, LLC.

10.20	Form of Common Stock Purchase Warrant between our company and Iconic Holdings, LLC.

10.21	Securities Purchase Agreement dated as of March 3, 2014 between our company and Adar Bays, LLC.

10.22	Form of Convertible Promissory Note between our company and Adar Bays, LLC.

10.23	Form of Common Stock Purchase Warrant between our company and Adar Bays, LLC.

10.24	Securities Purchase Agreement dated as of March 3, 2014 between our company and Black Mountain Equities, Inc.

10.25	Form of Convertible Promissory Note between our company and Black Mountain Equities, Inc.

10.26	Form of Common Stock Purchase Warrant between our company and Black Mountain Equities, Inc.

10.27	Securities Purchase Agreement dated as of March 3, 2014 among our company, Alta Disposal Ltd., and 514742 B.C. Ltd.

10.28	Form of Convertible Promissory Note among Alta Disposal Ltd. and 514742 B.C. Ltd.

10.29	Form of Common Stock Purchase Warrant between our company and 514742 B.C. Ltd.

10.30	Securities Purchase Agreement dated as of March 3, 2014 between our company and JDF Capital Inc.

10.31	Form of Convertible Promissory Note between our company and JDF Capital Inc.

10.32	Form of Common Stock Purchase Warrant between our company and JDF Capital Inc.

10.33	Securities Purchase Agreement dated as of March 1, 2014 between Alta Disposal Ltd. and Tero Oilfield Services Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM EXPLORATION GROUP, INC.

/s/Alex Walsh
Alexander Walsh
President and Director
April 3, 2014